ADOPTION AGREEMENT

1.01 PREAMBLE

By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)]

(a) ☐ adopts a new plan as of ____________[month, day, year]

(b) ☒ amends and restates its existing plan as of January 1, 2013 which is the Amendment Restatement Date. Except as otherwise provided in Appendix A, all amounts deferred under the Plan prior to the Amendment Restatement Date shall be governed by the terms of the Plan as in effect on the day before the Amendment Restatement Date.

Original Effective Date: January 1, 2008

Pre-409A Grandfathering: ☐ Yes ☐ No

1.02 PLAN

Plan Name: Columbus McKinnon Corporation Deferred Compensation Plan

Plan Year: January 1 – December 31

1.03 PLAN SPONSOR

Name:	Columbus McKinnon Corporation
Address:	140 John James Audubon Parkway, Amherst, NY 14228-1197
Phone # :	716-689-5400
EIN:	16-0547600
Fiscal Yr:	April 1 – March 31

Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market?

☒ Yes ☐ No

1.04 EMPLOYER

The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan (insert "Not Applicable" if none have been authorized):

Entity	Publicly Traded on Est. Securities Market: Yes	Publicly Traded on Est. Securities Market: No
Yale Industrial Products, Inc.	☐	☒
Crane Equipment & Service, Inc.	☐	☒
	☐	☐
	☐	☐
	☐	☐
	☐	☐

1.05 ADMINISTRATOR

The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan:

Name: Columbus McKinnon Corporation

Address: 140 John James Audubon Parkway, Amherst, NY 14228-1197

Note: The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator.

1.06 KEY EMPLOYEE DETERMINATION DATES

The Employer has designated March 31 as the Identification Date for purposes of determining Key Employees.

In the absence of a designation, the Identification Date is December 31.

The Employer has designated July 1 as the effective date for purposes of applying the six month delay in distributions to Key Employees.

In the absence of a designation, the effective date is the first day of the fourth month following the Identification Date.

2.01 PARTICIPATION

(a) ☒ Employees [complete (i), (ii) or (iii)]

(i) ☒ Eligible Employees are selected by the Employer.

(ii) ☐ Eligible Employees are those employees of the Employer who satisfy the following criteria:

____

____

____

____

____

(iii) ☐ Employees are not eligible to participate.

(b) ☒ Directors [complete (i), (ii) or (iii)]

(i) ☒ All Directors are eligible to participate.

(ii) ☐ Only Directors selected by the Employer are eligible to participate.

(iii) ☐ Directors are not eligible to participate.

2.02 CATEGORIES OF PARTICIPANTS

Participants who are Eligible Employees and do not accrue benefits under a defined benefit pension plan that is qualified under Section 401(a) of the Code maintained by the Employer shall be classified as Regular Participants. Participants who are Eligible Employees and do accrue benefits under a defined benefit pension plan maintained by the Employer that is qualified under Section 401(a) of the Code shall be classified as DB Eligible Participants. Participants who are Directors but not Eligible Employees shall be neither Regular Participants nor DB Eligible Participants.

3.01 COMPENSATION

For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]:

(a) ☒ Compensation is defined as:

The Participant's base salary payable by the Employer for a Plan Year including deferrals made by the Participant under the Plan and any amounts deferred under a qualified cash or deferred arrangement under Section 401(k) of the Code or a cafeteria plan under Section 125 of the Code plus commissions and Bonuses.

(b) ☐ Compensation as defined in _____ [insert name of qualified plan] without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year.

(c) ☒ Director Compensation is defined as:

The annual retainer fees earned by the Director for service as a Director, any fees earned by the Director for service as a member of a committee of the Board of Directors, and any restricted stock units that may be settled in cash.

(d) ☒ Excess Compensation is defined as the Participant's Compensation within the meaning of Section 3.01(a) of the Adoption Agreement but only as to amounts in excess of the Section 401(a)(17) of the Code limit in effect for the Plan Year.

(e) ☐ Not Applicable.

3.02 BONUSES

Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses that will be the subject of a separate deferral election:

Type	Will be treated as Performance Based Compensation	
	Yes	No
Executive Variable Compensation Plan	☒	☐
Management Variable Compensation Plan	☒	☐
	☐	☐

☐ Not Applicable.

4.01 PARTICIPANT CONTRIBUTIONS

If Participant contributions are permitted, complete (a), (b), and (c). Otherwise complete (d).

(a) Amount of Deferrals

A Participant may elect within the period specified in Section 4.01(b) of the Adoption Agreement to defer the following amounts of remuneration. For each type of remuneration listed, complete "dollar amount" and / or "percentage amount".

A Participant may elect to defer *either* Compensation as defined in Section 3.01(a) of the Adoption Agreement or Excess Compensation as defined in Section 3.01(a) of the Adoption Agreement. A Participant may not elect to defer both Compensation and Excess Compensation.

(i) Compensation Other than Bonuses

Type of Remuneration	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max	
(a) Base Salary			1	75	1%
(b) Commissions			1	75	1%
(c)					

Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.

(ii) Bonuses

Type of Bonus	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max	
(a) Exec VCP			1	100	1%
(b) Mar. VCP			1	100	1%
(c)					

(iii) Excess Compensation

Dollar Amount		% Amount		Increment
Min	Max	Min	Max	
		1	75	1%

(iv) Director Compensation

Type of Compensation	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max	
Annual Retainer			1	100	1%
Meeting Fees			1	100	1%
Other:					
Other:					

(b) Election Period

(i) Performance Based Compensation

A special election period

☒ Does ☐ Does Not

apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement.

The special election period, if applicable, will be determined by the Employer.

(ii) Newly Eligible Participants

An employee who is classified or designated as an Eligible Employee during a Plan Year

☒ May ☐ May Not

elect to defer Compensation earned during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he is eligible to participate in the Plan.

(c) Revocation of Deferral Agreement

A Participant's deferral agreement

☒ Will
☐ Will Not

be cancelled for the remainder of any Plan Year during which he receives a hardship distribution of elective deferrals from a qualified cash or deferred arrangement maintained by the Employer to the extent necessary to satisfy the requirements of Reg. Sec. 1.401(k)-1(d)(3). If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

(d) No Participant Contributions

☐ Participant contributions are not permitted under the Plan.

5.01 EMPLOYER CONTRIBUTIONS

If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete (c).

(a) Matching Contributions

(i) Amount

For each Plan Year, the Employer shall make a Matching Contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to [complete the ones that are applicable]:

(A) ☐ _____ [insert percentage] of the Compensation the Participant has elected to defer for the Plan Year

(B) ☐ An amount determined by the Employer in its sole discretion

(C) ☐ Matching Contributions for each Participant shall be limited to $_____ and/or _____% of Compensation.

(D) ☒ Other:
See attachment to Section 5.01(a)(i)(D)

(E) ☐ Not Applicable [Proceed to Section 5.01(b)]

(ii) Eligibility for Matching Contribution

A Participant who defers Compensation for the Plan Year shall receive an allocation of Matching Contributions determined in accordance with Section 5.01(a)(i) provided he satisfies the following requirements [complete the ones that are applicable]:

(A) ☒ Describe requirements:
See attachment to Section 5.01(a)(ii)(A)

(B) ☐ Is selected by the Employer in its sole discretion to receive an allocation of Matching Contributions

(C) ☐ No requirements

(iii) Time of Allocation

Matching Contributions, if made, shall be treated as allocated [select one]:

(A) ☐ As of the last day of the Plan Year

(B) ☐ At such times as the Employer shall determine in it sole discretion

(C) ☐ At the time the Compensation on account of which the Matching Contribution is being made would otherwise have been paid to the Participant

(D) ☒ Other:
On a payroll basis ____________________
____

(b) Other Contributions

(i) Amount

The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete the ones that are applicable]:

(A) ☒ An amount equal to 2% (two percent) of the Participant's Excess Compensation

(B) ☐ An amount determined by the Employer in its sole discretion

(C) ☐ Contributions for each Participant shall be limited to $__________

(D) ☐ Other:
____
____
____

(E) ☐ Not Applicable [Proceed to Section 6.01]

(ii) Eligibility for Other Contributions

A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he satisfies the following requirements [complete the one that is applicable]:

(A) ☒ Describe requirements:
Must be a Regular Participant for the Plan Year
____

(B) ☐ Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions

(C) ☐ No requirements

(iii) Time of Allocation

Employer contributions, if made, shall be treated as allocated [select one]:

(A) ☐ As of the last day of the Plan Year

(B) ☐ At such time or times as the Employer shall determine in its sole discretion

(C) ☒ Other:
On a Payroll basis.

(c) No Employer Contributions

☐ Employer contributions are not permitted under the Plan.

6.01 DISTRIBUTIONS

The timing and form of payment of distributions made from the Participant's vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies.

(a) Timing of Distributions

(i) All distributions shall commence in accordance with the following [choose one]:

(A) ☐ As soon as administratively feasible following the distribution event but in no event later than the time prescribed by Treas. Reg. Sec. 1.409A-3(d).

(B) ☒ Monthly on specified day 15th [insert day]

(C) ☐ Annually on specified month and day _____ [insert month and day]

(D) ☐ Calendar quarter on specified month and day [_____month of quarter (insert 1,2 or 3); _____ day (insert day)]

(ii) The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of:

(A) ☒ Event Delay – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for 6 months) (six months) months [insert number of months].

(B) ☐ Hold Until Next Year – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.01(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases.

(C) ☐ Immediate Processing – The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]:

____

____

(D) ☐ Not applicable.

(b) Distribution Events

Participants may elect the following payment events and the associated form or forms of payment. If multiple events are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5,7,9).

Amounts attributable to Employer contributions described in Section 5.01(b) of the Adoption Agreement will be paid as a lump sum upon Separation from Service.

			Lump Sum	Installments
(i)	☒	Specified Date	X	1-10 years
(ii)	☐	Specified Age	_____	_____ years
(iii)	☒	Separation from Service	X	1-10 years
(iv)	☐	Separation from Service plus 6 months	_____	_____ years
(v)	☐	Separation from Service plus _____ months [not to exceed _____ months]	_____	_____ years
(vi)	☐	Retirement	_____	_____ years
(vii)	☐	Retirement plus 6 months	_____	_____ years
(viii)	☐	Retirement plus _____ months [not to exceed _____ months]	_____	_____ years
(ix)	☒	Disability	X	1-10 years
(x)	☒	Death	X	1-10 years
(xi)	☐	Change in Control	_____	_____ years

The minimum deferral period for Specified Date or Specified Age event shall be two years.

Installments may be paid [select each that applies]

☒ Monthly
☐ Quarterly
☐ Annually

(c) Specified Date and Specified Age elections may not extend beyond age seventy-five [insert age or "Not Applicable" if no maximum age applies].

(d) Payment Election Override

Payment of the remaining vested balance of the Participant's Account will automatically occur at the time specified in Section 6.01(a) of the Adoption Agreement in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]:

	EVENTS	FORM OF PAYMENT	
☐	Separation from Service	_______ Lump sum	_______ Installments
☐	Separation from Service before Retirement	_______ Lump sum	_______ Installments
☐	Death	_______ Lump sum	_______ Installments
☐	Disability	_______ Lump sum	_______ Installments
☒	Not Applicable		

(e) Involuntary Cashouts

☒ If the Participant's vested Account at the time of his Separation from Service does not exceed $10,000 distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan.

☐ There are no involuntary cashouts.

(f) Retirement

☐ Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]:

____

____

☒ No special definition of Retirement applies.

(g) Distribution Election Change

A Participant

☒ Shall
☐ Shall Not

be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan.

A Participant shall generally be permitted to elect such modification <u>one time</u>.

Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision.

(h) Frequency of Elections

The Plan Sponsor

☒ Has
☐ Has Not

Elected to permit annual elections of a time and form of payment for amounts deferred under the Plan. If a single election of a time and/or form of payment is required, the Participant will make such election at the time he first completes a deferral agreement which, in all cases, will be no later than the time required by Reg. Sec. 1.409A-2.

7.01 VESTING

(a) Matching Contributions

The Participant's vested interest in the amount credited to his Account attributable to Matching Contributions shall be based on the following schedule:

☒

Years of Service	Vesting %	
0	0	(insert '100' if there is immediate vesting)
1	20	
2	40	
3	60	
4	80	
5	100	
6	______	
7	______	
8	______	
9	______	

☐ Other:

____

____

☐ Class year vesting applies.

____

☐ Not applicable.

(b) Other Employer Contributions

The Participant's vested interest in the amount credited to his Account attributable to Employer contributions other than Matching Contributions shall be based on the following schedule:

☒

Years of Service	Vesting %	
0	0	(insert '100' if there is immediate vesting)
1	20	
2	40	
3	60	
4	80	
5	100	
6	______	
7	______	
8	______	
9	______	

☐ Other:

____

____

☐ Class year vesting applies.

____

☐ Not applicable.

(c) Acceleration of Vesting

A Participant's vested interest in his Account will automatically be 100% upon the occurrence of the following events: [select the ones that are applicable]:

(i) ☒ Death

(ii) ☐ Disability

(iii) ☐ Change in Control

(iv) ☐ Eligibility for Retirement

(v) ☐ Other: ______________________________
____

(vi) ☐ Not applicable.

(d) Years of Service

(i) A Participant's Years of Service shall include all service performed for the Employer and

☒ Shall
☐ Shall Not

include service performed for the Related Employer.

(ii) Years of Service shall also include service performed for the following entities:

Any entity or enterprise for which the Employer determines, in its sole discretion, to grant service credit.

(iii) Years of Service shall be determined in accordance with (select one)

(A) ☐ The elapsed time method in Treas. Reg. Sec. 1.410(a)-7

(B) ☐ The general method in DOL Reg. Sec. 2530.200b-1 through b-4

(C) ☐ The Participant's Years of Service credited under [insert name of plan] ______________________________
____

(D) ☒ Other: The elapsed time method in Treas. Reg. Sec. 1.410(a)-7 or the Participant's Years of Service credited under the 401(k) plan sponsored by the Employer, if greater, for a given year.

(iv) ☐ Not applicable.

8.01 UNFORESEEABLE EMERGENCY

(a) A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24:

☒ Will
☐ Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01]

be allowed.

(b) Upon a withdrawal due to an Unforeseeable Emergency, a Participant's deferral election for the remainder of the Plan Year:

☒ Will
☐ Will Not

be cancelled. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

9.01 INVESTMENT DECISIONS

Investment decisions regarding the hypothetical amounts credited to a Participant's Account shall be made by [select one]:

(a) ☒ The Participant or his Beneficiary

(b) ☐ The Employer

10.01 TRUST

The Employer [select one]:

☒ Does
☐ Does Not

intend to establish a rabbi trust as provided in Article 11 of the Plan.

11.01 TERMINATION UPON CHANGE IN CONTROL

The Plan Sponsor

☒ Reserves
☐ Does Not Reserve

the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.

11.02 AUTOMATIC DISTRIBUTION UPON CHANGE IN CONTROL

Distribution of the remaining vested balance of each Participant's Account

☒ Shall
☐ Shall Not

automatically be paid as a lump sum payment upon the occurrence of a Change in Control as provided in Section 9.7.

11.03 CHANGE IN CONTROL

A Change in Control for Plan purposes includes the following [select each definition that applies]:

(a) ☒ A change in the ownership of the Employer as described in Section 9.7(c) of the Plan.

(b) ☒ A change in the effective control of the Employer as described in Section 9.7(d) of the Plan.

(c) ☒ A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan.

(d) ☐ Not Applicable.

12.01 GOVERNING STATE LAW

The laws of the state of New York shall apply in the administration of the Plan to the extent not preempted by ERISA.

EXECUTION PAGE

The Plan Sponsor has caused this Adoption Agreement to be executed this 21st day of December, 2012.

PLAN SPONSOR: Columbus McKinnon Corporation

By: [signature]

Title: VP-Human Resources

APPENDIX A

SPECIAL EFFECTIVE DATES

Not Applicable

Attachment to

Sections 5.01(a)(i)(D) and 5.01(a)(ii)(A)

Amount of and Eligibility for Matching Contribution

(a) General. A Participant must be either a Regular Participant or a DB Eligible Participant to receive an allocation of a Matching Contribution for a Plan Year. A Participant must elect to defer Excess Compensation in order to receive an allocation of a Matching Contribution. A Matching Contribution will not be made with respect to a deferral of Compensation.

(b) Amount. A Participant who is a Regular Participant shall receive a Matching Contribution for each Plan Year equal to:

Years of Service	Match as % of Deferral
0 – 2	25% of first 6% of Excess Compensation
3 – 6	50% of first 6% of Excess Compensation
7 or more	100% of first 6% of Excess Compensation

A Participant who is a DB Eligible Participant shall receive a Matching Contribution for each Plan Year equal to 50% of deferrals not exceeding the first 3% of Excess Compensation.

(c) Eligibility. A Regular Participant or a DB Eligible Participant who elects to defer Excess Compensation shall receive a Matching Contribution for each Plan Year in accordance with the appropriate formula described above in (b).